授权委托书

Power of Attorney

王浩麒（“本人”），身份证号为[redacted]，系拥有上海瀚栋信息技术有限公司（“公司”）100%股权（“本授权股权”）的股东，就本人持有之公司股权，特此不可撤销地授权上海美利鼎数字科技有限公司（“WFOE”）在本授权委托书的有效期内行使如下权利：

I, Haoqi Wang, ID number: [redacted], a holder of100% of the equity interest in Shanghai Handong Information Technology Co., Ltd., (the "Company") (the "Authorized Share"), hereby irrevocably authorize Shanghai Meiliding Digital Technology Co., Ltd. (the "WFOE") to exercise the following rights relating to the Authorized Share during the term of this Power of Attorney:

1. 授权WFOE作为本人唯一的排他的代理人就有关本授权股权的事宜全权代表本人行使包括但不限于如下的权利：1）参加公司股东会；2）行使按照法律和公司章程规定本人所享有的全部股东权利和股东表决权，包括但不限于出售或转让或质押或处置本人股权的全部或任何一部分；以及 3）作为本人的授权代表指定和任命公司的法定代表人、执行董事和/或董事、监事、总经理以及其他高级管理人员等。

   The WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning the Authorized Share, including without limitation to: 1) attend shareholders' meetings of the Company; 2) exercise all the shareholder's rights and shareholder's voting rights I am entitled to under the laws of China and the Company's Articles of Association, including but not limited to the sale or transfer or pledge or disposition of the Authorized Share in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, the executive director and/or director, supervisor, the chief executive officer and other senior management members of the Company.

2. WFOE 将有权在授权范围内代表本人签署的根据独家购买权合同（本人需作为合同方）中约定的转让合同，如期履行本人作为合同一方的与本授权委托书同日签署的股权质押合同和独家购买权合同，该权利的行使将不对本授权形成任何限制。

   Without limiting the generality of the powers granted hereunder, the WFOE shall have the power and authority under this Power of Attorney to execute the Transfer Contracts stipulated in Exclusive Option Agreement, to which I am required to be a party, on behalf of myself, and to effect the terms of the Share Pledge Agreement and Exclusive Option Agreement, both dated the date hereof, to which I am a party.

3. WFOE 就本授权股权的一切行为均视为本人的行为，签署的一切文件均视为本人签署，本人会予以承认。

All the actions associated with the Authorized Share conducted by the WFOE shall be deemed as my own actions, and all the documents related to the Authorized Share executed by the WFOE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by the WFOE.

4. WFOE有转委托权，可以就上述事项的办理自行再委托其他人或单位而不必事先通知本人或获得本人的同意。
The WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent.

在本人作为公司股东期间，本授权委托书不可撤销并持续有效，自授权委托书签署之日起算。
This Power of Attorney is coupled with an interest and shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as I am a shareholder of the Company.

本授权委托书期间，本人特此放弃已经通过本授权委托书授权给WFOE的与本人股权有关的所有权利，不再自行行使任何该等权利。
During the term of this Power of Attorney, I hereby waive all the rights associated with the Authorized Share, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights by myself.

本授权委托书以中文和英文书就，中英文版本如有冲突，应以中文版为准。
This Power of Attorney is written in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

王浩麒（签字）：
Haoqi Wang (Sign):

日期：2024.06.28
Date: ______________